Microsoft Word 11.0.6568;77Q(1)(a): Copies of any material amendments to the registrant's charter or by-laws
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         Amendment No. 32 dated December 14, 2005 to the Agreement and
Declaration of Trust dated January 28, 1997 is incorporated herein by reference to Exhibit (a)(32) to Post-Effective Amendment No. 114 to registrant's registration statement on Form N-1A filed with the Securities and Exchange Commission on December 29, 2005 (Accession No. 0000950123-05-015341).